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                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          BFX HOSPITALITY GROUP, INC
               (Name of Registrant as Specified In Its Charter)

                          BFX HOSPITALITY GROUP, INC
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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P R O X Y

                              For the Annual Meeting of Stockholders to be
 BFX HOSPITALITY GROUP, INC.  held February 22, 2000

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of BFX Hospitality Group, Inc. (the "Company") to be held on February 22, 2000 and of the Proxy Statement for Annual Meeting of Stockholders in connection therewith, each dated January 28, 2000, (b) appoints Robert H. McLean, Robert Korman and Anthony Haas as Proxies, or any of them, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote as designated below, all the shares of Common Stock of the Company held of record by the undersigned on January 7, 2000, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

1. For the Election of Directors (Proposed by the Company);
  [_] FOR all nominees listed below (except as marked to the contrary below).
  [_] WITHHOLD AUTHORITY for all nominees listed below.
  Hampton Hodges and Walter D. Rogers, Jr.
  (INSTRUCTION: To withhold authority for any individual nominee, write the nominee's name on the space below.)

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2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

             PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

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   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, DATE AND MAIL IN ENCLOSED
                                   ENVELOPE.
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P R O X Y

                              For the Annual Meeting of Stockholders to be
 BFX HOSPITALITY GROUP, INC.  held February 22, 2000

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

                                            DATED: ______________________, 2000

                                            ___________________________________

                                            ___________________________________

                                            Please sign your name above
                                            exactly as it appears on your
                                            stock certificate, date and return
                                            promptly. When signing on behalf
                                            of a corporation, partnership,
                                            estate, trust, or in any
                                            representative capacity, please
                                            sign name and title. For joint
                                            accounts, each joint owner must
                                            sign.